Exhibit 4.1A

FOURTEENTH SUPPLEMENTAL INDENTURE

(4.950% Senior Notes due 2024)

THIS FOURTEENTH SUPPLEMENTAL INDENTURE (this “Fourteenth Supplemental Indenture”) is dated as of May 25, 2017 among OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation (the “Issuer”), each of the SUBSIDIARY GUARANTORS listed on Schedule I hereto (collectively, the “Subsidiary Guarantors”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Issuer and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an Indenture, dated as of March 11, 2014 (as supplemented by that First Supplemental Indenture, dated as of June 27, 2014, that Second Supplemental Indenture, dated as of November 25, 2014, that Third Supplemental Indenture, dated as of January 23, 2015, that Fourth Supplemental Indenture, effective as of March 2, 2015, that Fifth Supplemental Indenture, dated as of April 1, 2015, that Sixth Supplemental Indenture, dated as of August 4, 2015, that Seventh Supplemental Indenture, dated as of November 9, 2015, that Eighth Supplemental Indenture, dated as of March 29, 2016, that Ninth Supplemental Indenture, dated as of May 13, 2016, that Tenth Supplemental Indenture, dated as of August 9, 2016, that Eleventh Supplemental Indenture, dated as of November 10, 2016, that Twelfth Supplemental Indenture, dated as of March 17, 2017 and that Thirteenth Supplemental Indenture, dated as of May 11, 2017; the “Indenture”), providing for the issuance of the Issuer’s 4.950% Senior Notes due 2024 (the “Notes”);

WHEREAS, in Section 1.01 of the Indenture, the term “Subsidiary Guarantors” is defined to include (i) each Subsidiary that is a guarantor of Indebtedness under the Existing Note Indentures on the Closing Date and (ii) each other Person that is required to become a Subsidiary Guarantor by the terms of the Indenture after the Closing Date, in each case, until such Person is released from its Subsidiary Guarantee;

WHEREAS, Section 10.04(4) of the Indenture provides that if a Subsidiary Guarantor ceases to guarantee the obligations of the Issuer under any Indebtedness of the Issuer that would constitute Indebtedness under clauses (1) or (2) of the definition thereof in the Indenture, in an amount at least equal to $50 million, such Subsidiary Guarantor shall be automatically and unconditionally released from its obligations under its Subsidiary Guarantee and its obligations under the Indenture;

WHEREAS, Section 10.04 of the Indenture further provides that upon any such occurrence, at the Issuer’s request and subject to the further requirements of said Section, the Trustee shall execute any documents reasonably requested by the Issuer evidencing such release;

[14th Supplemental Indenture – 2024 Notes]

WHEREAS, the Subsidiary Guarantors other than OHI Healthcare Properties Holdco, Inc. and OHI Healthcare Properties Limited Partnership (each, a “Released Subsidiary Guarantor” and collectively, the “Released Subsidiary Guarantors”) no longer guarantee the obligations of the Issuer under any Indebtedness of the Issuer described under clauses (1) or (2) of the definition of Indebtedness in the Indenture in an amount at least equal to $50 million and therefore are automatically and unconditionally released from their obligations under their respective Subsidiary Guarantees and under the Indenture;

WHEREAS, the Issuer and the Subsidiary Guarantors (including the Released Subsidiary Guarantors) have requested that the Trustee enter into this Fourteenth Supplemental Indenture and the Partial Release (as hereinafter defined) to further evidence such release of the Released Subsidiary Guarantors; and

WHEREAS, Section 9.01(a)(4) of the Indenture authorizes the Issuer, the Subsidiary Guarantors and the Trustee, together, to amend or supplement the Indenture, without notice to or consent of any Holder of the Notes, for the purpose of releasing any Subsidiary Guarantor from any of its obligations under its Subsidiary Guarantee or the Indenture to the extent permitted by the Indenture;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Subsidiary Guarantors (including the Released Subsidiary Guarantors) and the Trustee mutually covenant and agree as follows:

1.	CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.	RELEASE OF RELEASED SUBSIDIARY GUARANTORS. Pursuant to Section 10.04 of the Indenture, each of the Released Subsidiary Guarantors is hereby released from its obligations under its Subsidiary Guarantees and under the Indenture. Such release shall be further evidenced by the Trustee’s execution and delivery of a Partial Release of Subsidiary Guarantors, the form of which is attached hereto as Exhibit A (the “Partial Release”). From and after the execution and delivery hereof, the term “Subsidiary Guarantor” as used in the Indenture, the Subsidiary Guarantees and the Notes shall exclude each of the Released Subsidiary Guarantors, unless and until such Person again becomes a Subsidiary Guarantor pursuant to the provisions of Section 4.14 of the Indenture. For avoidance of doubt, OHI Healthcare Properties Holdco, Inc. and OHI Healthcare Properties Limited Partnership remain Subsidiary Guarantors.

3.	NEW YORK LAW TO GOVERN. The laws of the State of New York shall govern and be used to construe this Fourteenth Supplemental Indenture.

4.	COUNTERPARTS. The parties may sign any number of copies of this Fourteenth Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

5.	EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

[14th Supplemental Indenture – 2024 Notes]

6.	THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fourteenth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer and the Subsidiary Guarantors (including the Released Subsidiary Guarantors).

[Remainder of Page Intentionally Left Blank]

[14th Supplemental Indenture – 2024 Notes]

IN WITNESS WHEREOF, the parties hereto have caused this Fourteenth Supplemental Indenture to be duly executed, all as of the date first above written.

ISSUER:

OMEGA HEALTHCARE INVESTORS, INC.,
a Maryland corporation

By:		/s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer and Secretary

SUBSIDIARY GUARANTORS:

OHI HEALTHCARE PROPERTIES HOLDCO, INC.

By:		/s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer and Secretary

OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

By:		OHI Healthcare Properties Holdco, Inc., as primary General Partner

	By:	/s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer and Secretary

[Signatures continued on the following page]

[Signature Page - 14th Supplemental Indenture – 2024 Notes]

ON BEHALF OF EACH OF THE OTHER SUBSIDIARY GUARANTORS LISTED ON SCHEDULE I

By:	/s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer and Secretary

[Signatures continued on the following page]

[Signature Page - 14th Supplemental Indenture – 2024 Notes]

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ David Ferrell
David Ferrell
Vice President

[Signature Page - 14th Supplemental Indenture – 2024 Notes]

Exhibit A

(Form of Partial Release of Subsidiary Guarantors)

[ATTACHED]

[Exhibit A – 14th Supplemental Indenture – 2024 Notes]

[FORM OF ]

PARTIAL RELEASE OF SUBSIDIARY GUARANTORS

([INDENTURE DESCRIPTION])

[DATE]

Reference is hereby made to that certain Indenture dated as of [DATE], among Omega Healthcare Investors, Inc., a Maryland corporation (the "Issuer"), the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee (the "Trustee"), as amended or supplemented by that [ADD SUPPLEMENTAL INDENTURES] (the "Indenture"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture.

Pursuant to the provisions of Section [REFERENCE] of the Indenture and the terms of that certain Second Supplemental Indenture, dated as of even date herewith, among the Issuer, the Subsidiary Guarantors and the Trustee, amending and supplementing the Indenture, each of the entities set forth on Schedule I attached hereto and incorporated herein by this reference is hereby released from its obligations under its Subsidiary Guarantees and under the Indenture. For avoidance of doubt, OHI Healthcare Properties Holdco, Inc. and OHI Healthcare Properties Limited Partnership remain Subsidiary Guarantors.

The validity and enforceability of this Partial Release of Subsidiary Guarantors shall not be affected by the fact that it is not affixed to any particular Subsidiary Guarantee or Note.

This Partial Release of Subsidiary Guarantors shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

[Exhibit A – 14th Supplemental Indenture – 2024 Notes]

IN WITNESS WHEREOF, the parties hereto have caused this Partial Release of Subsidiary Guarantors to be duly executed as of the date first written above.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
[NAME]
[TITLE][

[Exhibit A – 14th Supplemental Indenture – 2024 Notes]

Schedule I

SUBSIDIARY GUARANTORS

1.	11900 East Artesia Boulevard, LLC
2.	1200 Ely Street Holdings Co. LLC
3.	13922 Cerise Avenue, LLC
4.	1628 B Street, LLC
5.	2400 Parkside Drive, LLC
6.	2425 Teller Avenue, LLC
7.	245 East Wilshire Avenue, LLC
8.	3232 Artesia Real Estate, LLC
9.	3806 Clayton Road, LLC
10.	42235 County Road Holdings Co. LLC
11.	446 Sycamore Road, L.L.C.
12.	48 High Point Road, LLC
13.	523 Hayes Lane, LLC
14.	637 East Romie Lane, LLC
15.	Alamogordo Aviv, L.L.C.
16.	Albany Street Property, L.L.C.
17.	Arizona Lessor - Infinia, LLC
18.	Arkansas Aviv, L.L.C.
19.	Arma Yates, L.L.C.
20.	Avery Street Property, L.L.C
21.	Aviv Asset Management, L.L.C.
22.	Aviv Financing I, L.L.C.
23.	Aviv Financing II, L.L.C.
24.	Aviv Financing III, L.L.C.
25.	Aviv Financing IV, L.L.C.
26.	Aviv Financing V, L.L.C.
27.	Aviv Foothills, L.L.C.
28.	Aviv Healthcare Properties Operating Partnership I, L.P.
29.	Aviv Liberty, L.L.C.
30.	Avon Ohio, L.L.C.
31.	Bala Cynwyd Real Estate, LP
32.	Bayside Colorado Healthcare Associates, LLC
33.	Bayside Street II, LLC
34.	Bayside Street, LLC (f/k/a Bayside Street, Inc.)
35.	Belleville Illinois, L.L.C.
36.	Bellingham II Associates, L.L.C.
37.	Bethel ALF Property, L.L.C.
38.	BHG Aviv, L.L.C.
39.	Biglerville Road, L.L.C.
40.	Bonham Texas, L.L.C.
41.	Bradenton ALF Property, L.L.C.
42.	Burton NH Property, L.L.C.

[Schedule I – 14th Supplemental Indenture – 2024 Notes]

43.	California Aviv Two, L.L.C.
44.	California Aviv, L.L.C.
45.	Camas Associates, L.L.C.
46.	Canton Health Care Land, LLC (f/k/a Canton Health Care Land, Inc.)
47.	Carnegie Gardens LLC
48.	Casa/Sierra California Associates, L.L.C.
49.	CFG 2115 Woodstock Place LLC
50.	Champaign Williamson Franklin, L.L.C.
51.	Chardon Ohio Property Holdings, L.L.C.
52.	Chardon Ohio Property, L.L.C.
53.	Chatham Aviv, L.L.C.
54.	Chippewa Valley, L.L.C.
55.	CHR Bartow LLC
56.	CHR Boca Raton LLC
57.	CHR Bradenton LLC
58.	CHR Cape Coral LLC
59.	CHR Fort Myers LLC
60.	CHR Fort Walton Beach LLC
61.	CHR Lake Wales LLC
62.	CHR Lakeland LLC
63.	CHR Pompano Beach Broward LLC
64.	CHR Pompano Beach LLC
65.	CHR Sanford LLC
66.	CHR Spring Hill LLC
67.	CHR St. Pete Bay LLC
68.	CHR St. Pete Egret LLC
69.	CHR Tampa Carrollwood LLC
70.	CHR Tampa LLC
71.	CHR Tarpon Springs LLC
72.	CHR Titusville LLC
73.	Clarkston Care, L.L.C.
74.	Clayton Associates, L.L.C.
75.	Colonial Gardens, LLC
76.	Colonial Madison Associates, L.L.C.
77.	Colorado Lessor - Conifer, LLC
78.	Columbus Texas Aviv, L.L.C.
79.	Columbus Western Avenue, L.L.C.
80.	Colville Washington Property, L.L.C.
81.	Commerce Nursing Homes, L.L.C.
82.	Commerce Sterling Hart Drive, L.L.C.
83.	Conroe Rigby Owen Road, L.L.C.
84.	CR Aviv, L.L.C.
85.	Crete Plus Five Property, L.L.C.
86.	Crooked River Road, L.L.C.
87.	CSE Albany LLC
88.	CSE Amarillo LLC

[Schedule I – 14th Supplemental Indenture – 2024 Notes]

89.	CSE Arden L.P.
90.	CSE Augusta LLC
91.	CSE Bedford LLC
92.	CSE Blountville LLC
93.	CSE Bolivar LLC
94.	CSE Cambridge LLC
95.	CSE Cambridge Realty LLC
96.	CSE Camden LLC
97.	CSE Canton LLC
98.	CSE Casablanca Holdings II LLC
99.	CSE Casablanca Holdings LLC
100.	CSE Cedar Rapids LLC
101.	CSE Centennial Village, LP
102.	CSE Chelmsford LLC
103.	CSE Chesterton LLC
104.	CSE Claremont LLC
105.	CSE Corpus North LLC
106.	CSE Denver Iliff LLC
107.	CSE Denver LLC
108.	CSE Douglas LLC
109.	CSE Elkton LLC
110.	CSE Elkton Realty LLC
111.	CSE Fairhaven LLC
112.	CSE Fort Wayne LLC
113.	CSE Frankston LLC
114.	CSE Georgetown LLC
115.	CSE Green Bay LLC
116.	CSE Hilliard LLC
117.	CSE Huntingdon LLC
118.	CSE Huntsville LLC
119.	CSE Indianapolis-Continental LLC
120.	CSE Indianapolis-Greenbriar LLC
121.	CSE Jacinto City LLC
122.	CSE Jefferson City LLC
123.	CSE Jeffersonville-Hillcrest Center LLC
124.	CSE Jeffersonville-Jennings House LLC
125.	CSE Kerrville LLC
126.	CSE King L.P.
127.	CSE Kingsport LLC
128.	CSE Knightdale L.P.
129.	CSE Lake City LLC
130.	CSE Lake Worth LLC
131.	CSE Lakewood LLC
132.	CSE Las Vegas LLC
133.	CSE Lawrenceburg LLC
134.	CSE Lenoir L.P.

[Schedule I – 14th Supplemental Indenture – 2024 Notes]

135.	CSE Lexington Park LLC
136.	CSE Lexington Park Realty LLC
137.	CSE Ligonier LLC
138.	CSE Live Oak LLC
139.	CSE Lowell LLC
140.	CSE Marianna Holdings LLC
141.	CSE Memphis LLC
142.	CSE Mobile LLC
143.	CSE Moore LLC
144.	CSE North Carolina Holdings I LLC
145.	CSE North Carolina Holdings II LLC
146.	CSE Omro LLC
147.	CSE Orange Park LLC
148.	CSE Orlando-Pinar Terrace Manor LLC
149.	CSE Orlando-Terra Vista Rehab LLC
150.	CSE Pennsylvania Holdings, LP
151.	CSE Piggott LLC
152.	CSE Pilot Point LLC
153.	CSE Pine View LLC
154.	CSE Ponca City LLC
155.	CSE Port St. Lucie LLC
156.	CSE Richmond LLC
157.	CSE Ripley LLC
158.	CSE Ripon LLC
159.	CSE Safford LLC
160.	CSE Salina LLC
161.	CSE Seminole LLC
162.	CSE Shawnee LLC
163.	CSE Spring Branch LLC
164.	CSE Stillwater LLC
165.	CSE Taylorsville LLC
166.	CSE Texarkana LLC
167.	CSE Texas City LLC
168.	CSE The Village LLC
169.	CSE Upland LLC
170.	CSE Walnut Cove L.P.
171.	CSE West Point LLC
172.	CSE Whitehouse LLC
173.	CSE Williamsport LLC
174.	CSE Winter Haven LLC
175.	CSE Woodfin L.P.
176.	CSE Yorktown LLC
177.	Cuyahoga Falls Property II, L.L.C.
178.	Cuyahoga Falls Property, L.L.C.
179.	Dallas Two Property, L.L.C.
180.	Danbury ALF Property, L.L.C.

[Schedule I – 14th Supplemental Indenture – 2024 Notes]

181.	Darien ALF Property, L.L.C.
182.	Delta Investors I, LLC
183.	Delta Investors II, LLC
184.	Denison Texas, L.L.C.
185.	Desert Lane LLC
186.	Dixie White House Nursing Home, LLC (f/k/a Dixie White House Nursing Home, Inc.)
187.	Dixon Health Care Center, LLC (f/k/a Dixon Health Care Center, Inc.)
188.	East Rollins Street, L.L.C.
189.	Edgewood Drive Property, L.L.C.
190.	Effingham Associates, L.L.C.
191.	Elite Mattoon, L.L.C.
192.	Elite Yorkville, L.L.C.
193.	Encanto Senior Care, LLC
194.	Falcon Four Property Holding, L.L.C.
195.	Falcon Four Property, L.L.C.
196.	Falfurrias Texas, L.L.C.
197.	Florida ALF Properties, L.L.C.
198.	Florida Four Properties, L.L.C.
199.	Florida Lessor – Meadowview, LLC
200.	Florida Real Estate Company, LLC
201.	Fort Stockton Property, L.L.C.
202.	Four Fountains Aviv, L.L.C.
203.	Fredericksburg South Adams Street, L.L.C.
204.	Freewater Oregon, L.L.C.
205.	Fullerton California, L.L.C.
206.	G&L Gardens, LLC
207.	Gardnerville Property, L.L.C.
208.	Georgia Lessor - Bonterra/Parkview, LLC
209.	Germantown Property, L.L.C.
210.	Giltex Care, L.L.C.
211.	Glendale NH Property, L.L.C.
212.	Golden Hill Real Estate Company, LLC
213.	Gonzales Texas Property, L.L.C.
214.	Great Bend Property, L.L.C.
215.	Greenbough, LLC
216.	Greenville Kentucky Property, L.L.C.
217.	Heritage Monterey Associates, L.L.C.
218.	HHM Aviv, L.L.C.
219.	Hidden Acres Property, L.L.C.
220.	Highland Leasehold, L.L.C.
221.	Hobbs Associates, L.L.C.
222.	Hot Springs Atrium Owner, LLC
223.	Hot Springs Aviv, L.L.C.
224.	Hot Springs Cottages Owner, LLC
225.	Hot Springs Marina Owner, LLC

[Schedule I – 14th Supplemental Indenture – 2024 Notes]

226.	Houston Texas Aviv, L.L.C.
227.	Hutchinson Kansas, L.L.C.
228.	Hutton I Land, LLC (f/k/a Hutton I Land, Inc.)
229.	Hutton II Land, LLC (f/k/a Hutton II Land, Inc.)
230.	Hutton III Land, LLC (f/k/a Hutton III Land, Inc.)
231.	Idaho Associates, L.L.C.
232.	Illinois Missouri Properties, L.L.C.
233.	Indiana Lessor – Wellington Manor, LLC
234.	Iowa Lincoln County Property, L.L.C.
235.	Jasper Springhill Street, L.L.C.
236.	Kansas Five Property, L.L.C.
237.	Karan Associates Two, L.L.C.
238.	Karan Associates, L.L.C.
239.	Karissa Court Property, L.L.C.
240.	KB Northwest Associates, L.L.C.
241.	Kentucky NH Properties, L.L.C.
242.	Kingsville Texas, L.L.C.
243.	LAD I Real Estate Company, LLC
244.	Leatherman 90-1, LLC (f/k/a Leatherman 90-1, Inc.)
245.	Leatherman Partnership 89-1, LLC (f/k/a Leatherman Partnership 89-1, Inc.)
246.	Leatherman Partnership 89-2, LLC (f/k/a Leatherman Partnership 89-2, Inc.)
247.	Louisville Dutchmans Property, L.L.C.
248.	Magnolia Drive Property, L.L.C.
249.	Manor Associates, L.L.C.
250.	Mansfield Aviv, L.L.C.
251.	Massachusetts Nursing Homes, L.L.C.
252.	McCarthy Street Property, L.L.C.
253.	Meridian Arms Land, LLC (f/k/a Meridian Arms Land, Inc.)
254.	Minnesota Associates, L.L.C.
255.	Mishawaka Property, L.L.C.
256.	Missouri Associates, L.L.C.
257.	Missouri Regency Associates, L.L.C.
258.	Montana Associates, L.L.C.
259.	Monterey Park Leasehold Mortgage, L.L.C.
260.	Mount Washington Property, L.L.C.
261.	Mt. Vernon Texas, L.L.C.
262.	Murray County, L.L.C.
263.	Muscatine Toledo Properties, L.L.C.
264.	N.M. Bloomfield Three Plus One Limited Company
265.	N.M. Espanola Three Plus One Limited Company
266.	N.M. Lordsburg Three Plus One Limited Company
267.	N.M. Silver City Three Plus One Limited Company
268.	New Hope Property, L.L.C.
269.	Newtown ALF Property, L.L.C.

[Schedule I – 14th Supplemental Indenture – 2024 Notes]

270.	Nicholasville Kentucky Property, L.L.C.
271.	North Las Vegas LLC
272.	North Royalton Ohio Property, L.L.C.
273.	Norwalk ALF Property, L.L.C.
274.	NRS Ventures, L.L.C.
275.	Oakland Nursing Homes, L.L.C.
276.	Ocean Springs Nursing Home, LLC (f/k/a Ocean Springs Nursing Home, Inc.)
277.	October Associates, L.L.C.
278.	Ogden Associates, L.L.C.
279.	OHI (Connecticut), LLC
280.	OHI (Illinois), LLC(f/k/a OHI (Illinois), Inc.)
281.	OHI (Indiana), LLC
282.	OHI (Iowa), LLC(f/k/a OHI (Iowa), Inc.)
283.	OHI Asset (AR) Ash Flat, LLC
284.	OHI Asset (AR) Camden, LLC
285.	OHI Asset (AR) Conway, LLC
286.	OHI Asset (AR) Des Arc, LLC
287.	OHI Asset (AR) Hot Springs, LLC
288.	OHI Asset (AR) Malvern, LLC
289.	OHI Asset (AR) Mena, LLC
290.	OHI Asset (AR) Pocahontas, LLC
291.	OHI Asset (AR) Sheridan, LLC
292.	OHI Asset (AR) Walnut Ridge, LLC
293.	OHI Asset (AZ) Austin House, LLC
294.	OHI Asset (AZ) Tucson, LLC
295.	OHI Asset (CA), LLC
296.	OHI Asset (CO) Brighton, LLC
297.	OHI Asset (CO) Denver, LLC
298.	OHI Asset (CO) Mesa, LLC
299.	OHI Asset (CO), LLC
300.	OHI Asset (CT) Lender, LLC
301.	OHI Asset (FL) DeFuniak Springs, LLC
302.	OHI Asset (FL) Eustis, LLC
303.	OHI Asset (FL) Graceville, LLC
304.	OHI Asset (FL) Homestead, LLC
305.	OHI Asset (FL) Lake Placid, LLC
306.	OHI Asset (FL) Lender, LLC
307.	OHI Asset (FL) Lutz, LLC
308.	OHI Asset (FL) Marianna, LLC
309.	OHI Asset (FL) Middleburg, LLC
310.	OHI Asset (FL) Ormond Beach, LLC
311.	OHI Asset (FL) Pensacola - Hillview, LLC
312.	OHI Asset (FL) Pensacola, LLC
313.	OHI Asset (FL) Port St. Joe, LLC
314.	OHI Asset (FL) Sebring, LLC

[Schedule I – 14th Supplemental Indenture – 2024 Notes]

315.	OHI Asset (FL), LLC
316.	OHI Asset (GA) Cordele, LLC
317.	OHI Asset (GA) Dunwoody, LLC
318.	OHI Asset (GA) Macon, LLC
319.	OHI Asset (GA) Moultrie, LLC
320.	OHI Asset (GA) Nashville, LLC
321.	OHI Asset (GA) Roswell, LLC
322.	OHI Asset (GA) Snellville, LLC
323.	OHI Asset (GA) Valdosta, LLC
324.	OHI Asset (ID) Holly, LLC
325.	OHI Asset (ID) Midland, LLC
326.	OHI Asset (ID), LLC
327.	OHI Asset (IL), LLC
328.	OHI Asset (IN) American Village, LLC
329.	OHI Asset (IN) Anderson, LLC
330.	OHI Asset (IN) Beech Grove, LLC
331.	OHI Asset (IN) Clarksville, LLC
332.	OHI Asset (IN) Clinton, LLC
333.	OHI Asset (IN) Connersville, LLC
334.	OHI Asset (IN) Crown Point, LLC
335.	OHI Asset (IN) Eagle Valley, LLC
336.	OHI Asset (IN) Elkhart, LLC
337.	OHI Asset (IN) Forest Creek, LLC
338.	OHI Asset (IN) Fort Wayne, LLC
339.	OHI Asset (IN) Franklin, LLC
340.	OHI Asset (IN) Greensburg, LLC
341.	OHI Asset (IN) Indianapolis, LLC
342.	OHI Asset (IN) Jasper, LLC
343.	OHI Asset (IN) Kokomo, LLC
344.	OHI Asset (IN) Lafayette, LLC
345.	OHI Asset (IN) Madison, LLC
346.	OHI Asset (IN) Monticello, LLC
347.	OHI Asset (IN) Noblesville, LLC
348.	OHI Asset (IN) Rosewalk, LLC
349.	OHI Asset (IN) Salem, LLC
350.	OHI Asset (IN) Seymour, LLC
351.	OHI Asset (IN) Spring Mill, LLC
352.	OHI Asset (IN) Terre Haute, LLC
353.	OHI Asset (IN) Wabash, LLC
354.	OHI Asset (IN) Westfield, LLC
355.	OHI Asset (IN) Zionsville, LLC
356.	OHI Asset (KY) Beattyville, LLC
357.	OHI Asset (KY) Louisville – 1120 Cristland, LLC
358.	OHI Asset (KY) Louisville – 2529 Six Mile Lane, LLC
359.	OHI Asset (KY) Morgantown, LLC
360.	OHI Asset (KY) Owensboro, LLC

[Schedule I – 14th Supplemental Indenture – 2024 Notes]

361.	OHI Asset (LA) Baton Rouge, LLC
362.	OHI Asset (LA), LLC
363.	OHI Asset (MD) Baltimore - Pall Mall, LLC
364.	OHI Asset (MD) Baltimore - West Belvedere, LLC
365.	OHI Asset (MD) Salisbury, LLC
366.	OHI Asset (MD), LLC
367.	OHI Asset (MI) Carson City, LLC
368.	OHI Asset (MI) Heather Hills, LLC
369.	OHI Asset (MI), LLC
370.	OHI Asset (MO) Jackson, LLC
371.	OHI Asset (MO), LLC
372.	OHI Asset (MS) Byhalia, LLC
373.	OHI Asset (MS) Cleveland, LLC
374.	OHI Asset (MS) Clinton, LLC
375.	OHI Asset (MS) Columbia, LLC
376.	OHI Asset (MS) Corinth, LLC
377.	OHI Asset (MS) Greenwood, LLC
378.	OHI Asset (MS) Grenada, LLC
379.	OHI Asset (MS) Holly Springs, LLC
380.	OHI Asset (MS) Indianola, LLC
381.	OHI Asset (MS) Natchez, LLC
382.	OHI Asset (MS) Picayune, LLC
383.	OHI Asset (MS) Vicksburg, LLC
384.	OHI Asset (MS) Yazoo City, LLC
385.	OHI Asset (NC) Biscoe, LLC
386.	OHI Asset (NC) Cornelius, LLC
387.	OHI Asset (NC) Drexel, LLC
388.	OHI Asset (NC) Fayetteville, LLC
389.	OHI Asset (NC) Hallsboro, LLC
390.	OHI Asset (NC) Marion, LLC
391.	OHI Asset (NC) Marshville, LLC
392.	OHI Asset (NC) Mocksville – 1007 Howard Street, LLC
393.	OHI Asset (NC) Mocksville – 1304 Madison Road, LLC
394.	OHI Asset (NC) Nashville, LLC
395.	OHI Asset (NC) Raeford, LLC
396.	OHI Asset (NC) Rocky Mount – 1558 S. Winstead, LLC
397.	OHI Asset (NC) Rocky Mount – 415 N. Winstead, LLC
398.	OHI Asset (NC) Salisbury, LLC
399.	OHI Asset (NC) Saluda, LLC
400.	OHI Asset (NC) Shallotte, LLC
401.	OHI Asset (NC) Wadesboro, LLC
402.	OHI Asset (NC) Waynesville, LLC
403.	OHI Asset (NC) Wilmington, LLC
404.	OHI Asset (NC) Winston Salem, LLC
405.	OHI Asset (NY) 2nd Avenue, LLC
406.	OHI Asset (NY) 93rd Street, LLC

[Schedule I – 14th Supplemental Indenture – 2024 Notes]

407.	OHI Asset (OH) Huber Heights, LLC
408.	OHI Asset (OH) Lender, LLC
409.	OHI Asset (OH) New London, LLC
410.	OHI Asset (OH) Steubenville, LLC
411.	OHI Asset (OH) Toledo, LLC
412.	OHI Asset (OH) West Carrollton, LLC
413.	OHI Asset (OH), LLC
414.	OHI Asset (OR) Portland, LLC
415.	OHI Asset (OR) Troutdale, LLC
416.	OHI Asset (PA) GP, LLC
417.	OHI Asset (PA) West Mifflin, LP
418.	OHI Asset (PA), LLC
419.	OHI Asset (PA), LP
420.	OHI Asset (SC) Aiken, LLC
421.	OHI Asset (SC) Anderson, LLC
422.	OHI Asset (SC) Easley Anne, LLC
423.	OHI Asset (SC) Easley Crestview, LLC
424.	OHI Asset (SC) Edgefield, LLC
425.	OHI Asset (SC) Five Forks, LLC
426.	OHI Asset (SC) Greenville Cottages, LLC
427.	OHI Asset (SC) Greenville Griffith, LLC
428.	OHI Asset (SC) Greenville Laurens, LLC
429.	OHI Asset (SC) Greenville North, LLC
430.	OHI Asset (SC) Greenville, LLC
431.	OHI Asset (SC) Greer, LLC
432.	OHI Asset (SC) Marietta, LLC
433.	OHI Asset (SC) McCormick, LLC
434.	OHI Asset (SC) Orangeburg, LLC
435.	OHI Asset (SC) Pickens East Cedar, LLC
436.	OHI Asset (SC) Pickens Rosemond, LLC
437.	OHI Asset (SC) Piedmont, LLC
438.	OHI Asset (SC) Simpsonville SE Main, LLC
439.	OHI Asset (SC) Simpsonville West Broad, LLC
440.	OHI Asset (SC) Simpsonville West Curtis, LLC
441.	OHI Asset (TN) Bartlett, LLC
442.	OHI Asset (TN) Byrdstown, LLC
443.	OHI Asset (TN) Cleveland, LLC
444.	OHI Asset (TN) Collierville, LLC
445.	OHI Asset (TN) Columbia, LLC
446.	OHI Asset (TN) Elizabethton, LLC
447.	OHI Asset (TN) Erin, LLC
448.	OHI Asset (TN) Greeneville, LLC
449.	OHI Asset (TN) Harriman, LLC
450.	OHI Asset (TN) Jamestown, LLC
451.	OHI Asset (TN) Jefferson City, LLC
452.	OHI Asset (TN) Memphis – 1150 Dovecrest, LLC

[Schedule I – 14th Supplemental Indenture – 2024 Notes]

453.	OHI Asset (TN) Memphis, LLC
454.	OHI Asset (TN) Monteagle, LLC
455.	OHI Asset (TN) Monterey, LLC
456.	OHI Asset (TN) Mountain City, LLC
457.	OHI Asset (TN) Nashville, LLC
458.	OHI Asset (TN) Pigeon Forge, LLC
459.	OHI Asset (TN) Ridgely, LLC
460.	OHI Asset (TN) Rockwood, LLC
461.	OHI Asset (TN) Rogersville – 109 Highway 70 North, LLC
462.	OHI Asset (TN) Rogersville, LLC
463.	OHI Asset (TN) South Pittsburg, LLC
464.	OHI Asset (TN) Spring City, LLC
465.	OHI Asset (TN) Westmoreland, LLC
466.	OHI Asset (TX) Anderson, LLC
467.	OHI Asset (TX) Athens, LLC
468.	OHI Asset (TX) Bryan, LLC
469.	OHI Asset (TX) Burleson, LLC
470.	OHI Asset (TX) College Station, LLC
471.	OHI Asset (TX) Comfort, LLC
472.	OHI Asset (TX) Diboll, LLC
473.	OHI Asset (TX) Granbury, LLC
474.	OHI Asset (TX) Hondo, LLC
475.	OHI Asset (TX) Italy, LLC
476.	OHI Asset (TX) Longview, LLC
477.	OHI Asset (TX) Schertz, LLC
478.	OHI Asset (TX) Winnsboro ALF, LLC
479.	OHI Asset (TX) Winnsboro, LLC
480.	OHI Asset (TX), LLC
481.	OHI Asset (UT) Ogden, LLC
482.	OHI Asset (UT) Provo, LLC
483.	OHI Asset (UT) Roy, LLC
484.	OHI Asset (VA) Charlottesville - 1165 Pepsi Place, LLC
485.	OHI Asset (VA) Charlottesville, LLC
486.	OHI Asset (VA) Chesapeake, LLC
487.	OHI Asset (VA) Farmville, LLC
488.	OHI Asset (VA) Galax, LLC
489.	OHI Asset (VA) Hillsville, LLC
490.	OHI Asset (VA) Madison, LLC
491.	OHI Asset (VA) Martinsville ALF, LLC
492.	OHI Asset (VA) Martinsville SNF, LLC
493.	OHI Asset (VA) Mechanicsville, LLC
494.	OHI Asset (VA) Midlothian, LLC
495.	OHI Asset (VA) Norfolk, LLC
496.	OHI Asset (VA) Portsmouth, LLC
497.	OHI Asset (VA) Richmond - 2420 Pemberton Road, LLC
498.	OHI Asset (VA) Richmond - 9101 Bon Air, LLC

[Schedule I – 14th Supplemental Indenture – 2024 Notes]

499.	OHI Asset (VA) Rocky Mount, LLC
500.	OHI Asset (VA) Suffolk, LLC
501.	OHI Asset (WA) Battle Ground, LLC
502.	OHI Asset (WA) Fort Vancouver, LLC
503.	OHI Asset (WV) Danville, LLC
504.	OHI Asset (WV) Ivydale, LLC
505.	OHI Asset CHG ALF, LLC
506.	OHI Asset CSB LLC
507.	OHI Asset CSE – E, LLC
508.	OHI Asset CSE – U, LLC
509.	OHI Asset CSE–E Subsidiary, LLC
510.	OHI Asset CSE–U Subsidiary, LLC
511.	OHI Asset HUD CFG, LLC
512.	OHI Asset HUD Delta, LLC
513.	OHI Asset HUD H-F, LLC
514.	OHI Asset HUD SF CA, LLC
515.	OHI Asset HUD SF, LLC
516.	OHI Asset HUD WO, LLC
517.	OHI Asset II (CA), LLC
518.	OHI Asset II (FL), LLC
519.	OHI Asset II (PA), LP
520.	OHI Asset III (PA), LP
521.	OHI Asset IV (PA) Silver Lake, LP
522.	OHI Asset Management, LLC
523.	OHI Asset RO PMM Services, LLC
524.	OHI Asset RO, LLC
525.	OHI Asset S-W, LLC
526.	OHI Asset, LLC
527.	OHI Healthcare Properties Holdco, Inc.
528.	OHI Healthcare Properties Limited Partnership
529.	OHI Mezz Lender, LLC
530.	OHI Tennessee, LLC (f/k/a OHI Tennessee, Inc.)
531.	OHIMA, LLC (f/k/a OHIMA, Inc.)
532.	Ohio Aviv Three, L.L.C.
533.	Ohio Aviv Two, L.L.C.
534.	Ohio Aviv, L.L.C.
535.	Ohio Indiana Property, L.L.C.
536.	Ohio Pennsylvania Property, L.L.C.
537.	Oklahoma Two Property, L.L.C.
538.	Oklahoma Warr Wind, L.L.C.
539.	Omaha Associates, L.L.C.
540.	Omega TRS I, Inc.
541.	Orange ALF Property, L.L.C.
542.	Orange Village Care Center, LLC (f/k/a Orange Village Care Center, Inc.)
543.	Orange, L.L.C.

[Schedule I – 14th Supplemental Indenture – 2024 Notes]

544.	Oregon Associates, L.L.C.
545.	Oso Avenue Property, L.L.C.
546.	Ostrom Avenue Property, L.L.C.
547.	Palm Valley Senior Care, LLC
548.	Panama City Nursing Center LLC
549.	Pavillion North Partners, LLC
550.	Pavillion North, LLP
551.	Pavillion Nursing Center North, LLC
552.	Peabody Associates Two, L.L.C.
553.	Peabody Associates, L.L.C.
554.	Pennington Road Property, L.L.C.
555.	Pensacola Real Estate Holdings I, LLC (f/k/a Pensacola Real Estate Holdings I, Inc.)
556.	Pensacola Real Estate Holdings II, LLC (f/k/a Pensacola Real Estate Holdings II, Inc.)
557.	Pensacola Real Estate Holdings III, LLC (f/k/a Pensacola Real Estate Holdings III, Inc.)
558.	Pensacola Real Estate Holdings IV, LLC (f/k/a Pensacola Real Estate Holdings IV, Inc.)
559.	Pensacola Real Estate Holdings V, LLC (f/k/a Pensacola Real Estate Holdings V, Inc.)
560.	Pocatello Idaho Property, L.L.C.
561.	Pomona Vista L.L.C.
562.	Prescott Arkansas, L.L.C.
563.	PV Realty-Clinton, LLC
564.	PV Realty-Kensington, LLC
565.	PV Realty–Willow Tree, LLC
566.	Raton Property Limited Company
567.	Ravenna Ohio Property, L.L.C.
568.	Red Rocks, L.L.C.
569.	Richland Washington, L.L.C.
570.	Ridgecrest Senior Care, LLC
571.	Riverside Nursing Home Associates Two, L.L.C.
572.	Riverside Nursing Home Associates, L.L.C.
573.	Rockingham Drive Property, L.L.C.
574.	Rose Baldwin Park Property L.L.C.
575.	S.C. Portfolio Property, L.L.C.
576.	Salem Associates, L.L.C.
577.	San Juan NH Property, LLC
578.	Sandalwood Arkansas Property, L.L.C.
579.	Santa Ana-Bartlett, L.L.C.
580.	Santa Fe Missouri Associates, L.L.C.
581.	Savoy/Bonham Venture, L.L.C.
582.	Searcy Aviv, L.L.C.
583.	Sedgwick Properties, L.L.C.
584.	Seguin Texas Property, L.L.C.

[Schedule I – 14th Supplemental Indenture – 2024 Notes]

585.	Sierra Ponds Property, L.L.C.
586.	Skyler Boyington, LLC (f/k/a Skyler Boyington, Inc.)
587.	Skyler Florida, LLC (f/k/a Skyler Florida, Inc.)
588.	Skyler Maitland LLC
589.	Skyler Pensacola, LLC (f/k/a Skyler Pensacola, Inc.)
590.	Skyview Associates, L.L.C.
591.	Southeast Missouri Property, L.L.C.
592.	Southern California Nevada, L.L.C.
593.	St. Joseph Missouri Property, L.L.C.
594.	St. Mary’s Properties, LLC (f/k/a St. Mary’s Properties, Inc.)
595.	Star City Arkansas, L.L.C.
596.	Stephenville Texas Property, L.L.C.
597.	Sterling Acquisition, LLC
598.	Stevens Avenue Property, L.L.C.
599.	Sun-Mesa Properties, L.L.C.
600.	Suwanee, LLC
601.	Texas Fifteen Property, L.L.C.
602.	Texas Four Property, L.L.C.
603.	Texas Lessor – Stonegate GP, LLC
604.	Texas Lessor – Stonegate, Limited, LLC
605.	Texas Lessor – Stonegate, LP
606.	Texhoma Avenue Property, L.L.C.
607.	The Suburban Pavilion, LLC (f/k/a The Suburban Pavilion, Inc.)
608.	Tujunga, L.L.C.
609.	Tulare County Property, L.L.C.
610.	Twinsburg Ohio Property, LLC
611.	VRB Aviv, L.L.C.
612.	Washington Idaho Property, L.L.C.
613.	Washington Lessor – Silverdale, LLC
614.	Washington-Oregon Associates, L.L.C.
615.	Watauga Associates, L.L.C.
616.	Wellington Leasehold, L.L.C.
617.	West Pearl Street, L.L.C.
618.	West Yarmouth Property I, L.L.C.
619.	Westerville Ohio Office Property, L.L.C.
620.	Weston ALF Property, LLC
621.	Wheeler Healthcare Associates, L.L.C.
622.	Whitlock Street Property, L.L.C.
623.	Wilcare, LLC
624.	Willis Texas Aviv, L.L.C.
625.	Yuba Aviv, L.L.C.

[Schedule I – 14th Supplemental Indenture – 2024 Notes]